SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2007

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES, AT&T WIRELESS SERVICES
NOTE-BACKED SERIES 2002-7 TRUST
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(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31322	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lehman ABS Corporation 745 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Corporate Backed Trust Certificates, AT&T Wireless Services Note-Backed Series 2002-7 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of May 1, 2002.

Item 8.01. OTHER EVENTS

On February 14, 2007, final distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

As previously reported, Cingular Wireless LLC, the co-obligor of the underlying securities, filed a Form 15 with the Securities and Exchange Commission whereby it elected to suspend its duty to file periodic reports under certain sections of the Securities Exchange Act of 1934 related to the underlying securities of the trust. Under the terms of the trust agreement, the trust was to be terminated and the holder of call warrants related to the certificates of the trust had the option to exercise the call warrants. The trustee received on February 6, 2007, a call notice from the holder of call warrants related to the Class A-1 Certificates and the Class A-2 Certificates exercising the right to purchase all of the outstanding certificates at their related call prices on February 13, 2007. As a consequence, the trust was terminated on February 13, 2007 and, upon receipt of the call price, the Class A-1 Certificates and the Class A-2 Certificates were redeemed in full. Holders of the Class A-1 Certificates received the full $25.00 par amount per Class A-1 Certificate plus any accrued interest thereon.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:

	1	Trustee’s Final Distribution Statement to the Corporate Backed Trust Certificates, AT&T Wireless Services Note-Backed Series 2002-7 Certificate Holders for the period ending February 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2007
Lehman ABS Corporation
By: /s/ Charles M. Weaver
Name: Charles M. Weaver Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

1	Trustee’s Final Distribution Statement to the Corporate Backed Trust Certificates, AT&T Wireless Services Note-Backed Series 2002-7 Certificate Holders for the period ending February 14, 2007

4